Annual Report

International
Stock Fund

October 31, 2001

T. Rowe Price



Report Highlights
--------------------------------------------------------------------------------

International Stock Fund

o International markets lost considerable ground during the past year in a difficult economic environment.

o Fund performance modestly trailed the benchmarks because we maintained our focus on growth stocks with strong long-term prospects in an environment favoring defensive shares.

o Sectors that held up best for us included pharmaceutical, food manufacturing, and catering outsourcing, while media, technology, and telecoms did poorly.

o Despite the weak fiscal year, we believe our steady and diversified approach will benefit investors who maintain their long-term investment strategy.


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Fellow Shareholders

The six-month and one-year periods ended October 31, 2001, were difficult for international investors. No region was spared the downdraft as stocks fell sharply around the globe. The terrorist attacks on U.S. lives and institutions on September 11 further weakened already sluggish global economies that were either fighting off the onslaught, or held in the grip, of recession. Stocks did manage to rally from late September through October, offering some comfort to investors suffering from double-digit losses.

Performance Comparison

Periods Ended 10/31/01                            6 Months            12 Months

International Stock Fund                           -19.80%              -28.17%

MSCI EAFE Index                                     -18.25               -24.68

Lipper International
Funds Average                                       -18.74               -26.39

     During the half year ended October 31, your fund fell 19.80% compared with -18.25% for the MSCI EAFE Index and -18.74% for the Lipper International Funds Average. Over the fund's fiscal year, fund results also trailed the benchmarks. For the bulk of the period under review, stocks of companies and sectors with relatively predictable earnings outperformed while any shortfall was severely punished. Fund results lagged because the portfolio did not have enough assets in the more defensive areas of the market. The areas that held up well for us were pharmaceutical, food manufacturing, and catering outsourcing. Sectors that caused particular pain included media, technology, and telecoms. From a country perspective, the classic low beta (less volatile) markets of the U.K., Australia, and Switzerland did well compared with other markets, while Brazil, Finland, and Taiwan were particularly weak.

     The challenge for us has been to balance our enthusiasm for stocks with good long-term prospects against a very uncertain short-term environment. We clearly would have been better off owning a greater number of stocks with more defensive short-term prospects. Looking forward, we will continue to emphasize good-quality companies that have above-average growth potential and reasonable valuations.


Geographic Diversification

Europe                              72

Japan                               13

Latin America                        2

Far East                             6

Other and Reserves                   7

Based on net assets as of 10/31/01.


     Back in April, economists were debating the likely shape and timing of economic recovery, with aggressive Fed easing and impending tax cuts providing the bulls with ammunition. The bear camp had the sense that the U.S. consumer was very extended and that significant areas of the economy suffered from major overcapacity after the boom years.

     Outside the U.S., Japan had its problems but Prime Minister Koizumi promised progress on reform. In Europe, politicians were optimistic that European markets would prove more defensive on the downside since Europe's economy and stock markets had not grown as fast as the U.S. Most of the economic news in subsequent months tended to the negative side-with some sectors hit hard while others remained surprisingly immune. Unfortunately, the terrible events in September reinforced the case for widespread recession. Since that time, aggressive Fed easing and fiscal expansion have brought the bulls back into the arena.


PORTFOLIO REVIEW

     In the early months of the period, we took money out of some stocks where we felt that the short-term risks outweighed our enthusiasm for the longer-term picture. We sold China Mobile (Hong Kong) because the competitive situation in the Chinese mobile market looked to be deteriorating while the stock had held up relatively well. We also cut back NTT DoCoMo, the Japanese mobile operator that had performed well but whose voice revenue streams began to trend lower. We reduced our position in Vivendi Universal (France). Although we like the lack of advertising exposure in this company, we have become more concerned about its strategic direction and focus. We also trimmed some of our Japanese technology names, such as NEC, Toshiba, and Tokyo Electron. On the buy side, we added to or initiated new positions in defensive names that looked attractive, such as Sodexho Alliance (France), Koninklijke Ahold (Netherlands), and J. Sainsbury (U.K.). We also bought South Korean telecom stocks South Korea Telecom and Korea Telecom. South Korea is the only market where the so-called 2.5G mobile services are in operation and have taken off. Both of these stocks are cheap and should benefit from this trend.

     Media

     One area where we remained overweight is media. We like this sector because the companies in general are strong cash generators with above-average growth rates. Although business conditions, particularly in the more cyclical advertising-related areas, have suffered during these testing times, we see these companies eventually emerging in robust shape. Some of our stocks in this sector proved relatively defensive. For example, Reed (U.K.), which is very strong in scientific, legal, and educational publishing, outperformed the international media sector. New management executed a plan to refocus and sharpen the business. The company regained market share in the legal area, and effectively exploited an investment in transferring its vast scientific database into electronic format. With earnings likely to grow 10% in the current environment, possibly accelerating to 13% to 15% in an upturn, we see the stock as solid value at 20 times earnings.


Industry Diversification

                                                       Percent of Net Assets
                                                   4/30/01             10/31/01

Financials                                            23.5%                21.7%

Consumer Discretionary                                16.6                 16.6

Health Care                                            8.9                 12.1

Information Technology                                13.3                  9.1

Telecommunication Services                            10.0                  8.5

Energy                                                 7.4                  8.5

Consumer Staples                                       5.4                  7.6

Industrials                                            5.7                  6.6

Reserves                                               5.1                  6.2

All Other                                              4.1                  3.1

Total                                                100.0%               100.0%


     WPP (U.K.), by contrast, is more cyclical. It is a major advertising agency, media buyer, and market research and public relations company. While earnings this year will be unchanged at best and may be flat again in 2002, they could accelerate to 20% to 25% growth when the economy improves. At 22 times projected 2002 earnings, this seems like very good value, but we would have less confidence in our earnings numbers if the downturn is prolonged. When we look at the fund's approximately 9% weighting in media, we have around half in stocks like Reed that are at the defensive end of the media spectrum and half in stocks at the more cyclical end, like WPP.

     Technology

     We also remained overweight in technology. Again we focused on companies where we see high-caliber management, strong balance sheets, and a good long-term growth path. One area where we find this mix is the outsourcing sector. We maintained our positions in the electronic manufacturing space with stocks like Celestica (Canada) and Flextronics (Singapore). Both companies take on manufacturing for companies that want to focus more on the intellectual property aspect of their business, or companies that have good products but have struggled with cost control. Celestica and Flextronics gain by building significant economies of scale and by managing their asset bases efficiently so that they turn relatively thin operating margins into strong returns on capital. In the intermediate term, these stocks should return to high-teen or low-20% earnings growth, in our view, and are priced at 25 times projected 2002 earnings.


Market Performance

                                               Local Currency
Six Months                           Local           vs. U.S.              U.S.
Ended 10/31/01                    Currency     U.S. Dollars             Dollars

France                            -19.99%             1.60%             -18.72%

Germany                           -25.05              1.60              -23.85

Hong Kong                         -23.90             -0.01              -23.91

Italy                             -22.12              1.60              -20.87

Japan                             -24.05              0.92              -23.35

Mexico                            -7.00              -0.03               -7.03

Netherlands                       -20.43              1.60              -19.16

Singapore                         -21.84             -0.15              -21.96

Sweden                            -20.50             -3.42              -23.22

Switzerland                       -15.91              6.24              -10.66

United Kingdom                    -13.26              1.64              -11.84

Source: RIMES Online, using MSCI indices.


     Our other large positions in technology include Nokia (Finland) and Canon (Japan). Nokia performed poorly over the last six months as investors began to view the whole mobile handset and infrastructure area as relatively mature. The key issues for Nokia are the extent to which there will be growth in handset users, and the extent to which the mobile handset is becoming a commodity. If it is, people will not bother to upgrade their handsets very often. Behind both these issues is the question of whether people will use handsets for data transmission and other more sophisticated functions beyond voice transmission. Despite all this uncertainty, Nokia has executed exceptionally well, maintaining margins at good levels while continuing to increase market share over time.

     Canon, at the other end of the technology volatility spectrum, is involved in copiers, printers, cameras, and semiconductor production equipment. It is a solidly managed Japanese company that has consistently earned above its cost of capital. In copiers, growth has been underpinned by the switch from analog to digital. At the same time, Canon has benefited from the problems at Xerox. Behind Canon's profitability is a steady high-margin business in consumables, such as ink cartridges and toner. As a beneficiary of the weaker yen, Canon should maintain profitability in the tougher economic environment.

     Services

     Services is an area we like in the longer term, and the catering outsourcing business performed relatively well for us. Our main holdings in this area are Compass (U.K.) and Sodexho Alliance (mentioned earlier). These companies should be able to sustain revenue growth of around 7% over time as more companies, schools, and hospitals outsource their catering needs. With their share prices selling at 24 times next year's expected earnings and a relatively predictable 15% earnings growth rate beyond that, these companies have done well and should continue to do so, in our view.

     Securitas (Sweden), the international security group, is also a big holding for us. It developed a strong formula for managing security businesses in Scandinavia 10 to 15 years ago and has replicated this formula around Europe, as well as in the United States. The basic formula is to upgrade the quality of the service and then to increase the level of service offered. At the most basic level, Securitas offers manned guarding, and over time the level of service may evolve into remote guarding and managing all the security needs of a company. This is one area that has been a clear beneficiary of the increased need for security in recent months. With the shares selling at 24 times next year's anticipated earnings, we like the stock since we believe it can continue to grow its earnings at 15% to 20% per year.

     Pharmaceuticals

     There have been a number of headwinds facing the pharmaceuticals sector as the FDA's attitude toward approving new drugs has grown tougher. Many companies have also been facing patent expirations. Behind it all, however, is an industry that is still growing significantly faster than the economy with all the powerful demographic forces pushing it ahead. International pharmaceutical companies have, in general, been hurt less by the negatives than many U.S. firms, and overseas it is mainly a company-specific phenomenon. Your fund's largest holding is GlaxoSmithKline (U.K.). Although analysts have worried that there may be a gap in the company's drug pipeline in two or three years, its current earnings are growing in the mid-teens and the stock is selling at around 20 times earnings. Considering the company's huge research resources and strong management, we are confident it can fill the pipeline gap.


INVESTMENT OUTLOOK

     The key drivers of equity markets-earnings, interest rates, and valuations-are pointing in different directions at the moment. Europe is probably in the best shape. Relative to their U.S. counterparts, European consumers are less extended and less exposed to equity markets, and there was less overcapacity created in the good years. On the other hand, the European Central Bank has been slow to cut rates, and labor is more intransigent than was hoped. Japan looks worse, with the financial system still shaky and the whole corporate sector reacting more slowly to events than in most other markets. Emerging markets have their challenges, but the underlying longer-term trends in Mexico, South Korea, and Taiwan are still encouraging. The U.S. is an important locomotive for many international economies, and while the short-term news is less than encouraging, the Fed and the Bush administration have taken robust action to underpin the economy. In time, this should translate into a renewal of activity.

     Interest rates have fallen a long way-not only on the short end of the maturity spectrum. With investors offered less and less on their fixed-income investments, the equity markets seem to be tempting people back. Valuations in mid-September were quite low and remain attractive even after the rebound, as long as we do not become mired in a prolonged global recession. Many stocks appear to have good upside potential. Your fund remains diversified, focused on companies with above-average prospects for growth whose stocks are selling at attractive price valuations. We are confident that our steady approach will benefit investors who maintain their long-term investment strategy.

     Respectfully submitted,

     John R. Ford
     President, T. Rowe Price International Funds, Inc.

     November 23, 2001



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             10/31/01

GlaxoSmithKline, United Kingdom                                   4.7%

TotalFinaElf, France                                              2.6

Royal Bank of Scotland, United Kingdom                            2.3

Reed, United Kingdom                                              2.2

Vodafone, United Kingdom                                          2.2
--------------------------------------------------------------------------------
Shell Transport & Trading, United Kingdom                         2.0

Nestle, Switzerland                                               2.0

ING Groep, Netherlands                                            1.9

Aventis, France                                                   1.8

Nokia, Finland                                                    1.7
--------------------------------------------------------------------------------
Compass, United Kingdom                                           1.7

Sanofi-Synthelabo, France                                         1.5

BNP Paribas, France                                               1.4

WPP, United Kingdom                                               1.4

Securitas, Sweden                                                 1.3
--------------------------------------------------------------------------------
NTT DoCoMo, Japan                                                 1.3

AstraZeneca, United Kingdom                                       1.3

VNU, Netherlands                                                  1.3

Philips Electronics, Netherlands                                  1.3

Allianz, Germany                                                  1.3
--------------------------------------------------------------------------------
Canon, Japan                                                      1.2

UBS, Switzerland                                                  1.1

Adecco, Switzerland                                               1.1

ENI, Italy                                                        1.1

AXA, France                                                       1.1
--------------------------------------------------------------------------------
Total                                                            42.8%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

As of 10/31/01
                                                    Lipper
                                  MSCI       International        International
                                  EAFE               Funds                Stock
                                  Index            Average                 Fund

10/91                             10.000            10.000               10.000

'92                                8.710             9.482                9.696

'93                               12.009            12.626               12.986

'94                               13.256            14.063               14.549

'95                               13.247            14.241               14.604

'96                               14.677            16.008               16.776

'97                               15.399            17.967               18.102

'98                               16.932            18.919               19.456

'99                               20.889            23.115               23.477

'00                               20.332            23.582               24.012

'01                               15.315            17.811               17.248


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 10/31/01           1 Year       3 Year     5 Years       10 Years
--------------------------------------------------------------------------------

International Stock Fund         -28.17%       -3.94%       0.56%          5.60%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay in fund distributions or the redemption of fund shares.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Stock shares

                           Year
                          Ended
                       10/31/01    10/31/00    10/31/99    10/31/98    10/31/97

NET ASSET VALUE

Beginning of
period                $   16.11   $   16.70   $   14.39   $   14.14   $   13.47

Investment activities
  Net investment
  income (loss)            0.29        0.10        0.17        0.23        0.19

  Net realized and
  unrealized
  gain (loss)             (4.48)       0.35        2.71        0.77        0.86

  Total from
  investment
  activities              (4.19)       0.45        2.88        1.00        1.05

Distributions
  Net investment
  income                  (0.09)      (0.13)      (0.22)      (0.20)      (0.18)

  Net realized
  gain                    (1.18)      (0.91)      (0.35)      (0.55)      (0.20)

  Total
  distributions           (1.27)      (1.04)      (0.57)      (0.75)      (0.38)

NET ASSET VALUE
End of period         $   10.65   $   16.11   $   16.70   $   14.39   $   14.14
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return
(diamond)              (28.17)%       2.28%      20.67%       7.48%       7.90%

Ratio of total
expenses to
average
net assets                0.90%       0.84%       0.85%       0.85%       0.85%

Ratio of net
investment
income (loss)
to average
net assets                2.14%       0.55%       1.05%       1.50%       1.33%

Portfolio
turnover rate             17.4%       38.2%       17.6%       12.2%       15.8%

Net assets,
end of period
(in millions)         $   6,370   $  10,458   $  10,615   $   9,537      $10,005


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2001

Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

AUSTRALIA  0.9%

Common Stocks  0.4%
Brambles Industries *ss.                         4,047,681      $        22,171
                                                                         22,171

Preferred Stocks  0.5%
News Corporation                                 5,588,184               33,100
                                                                         33,100
Total Australia (Cost $63,290)                                           55,271


BELGIUM  0.7%

Common Stocks  0.7%

Dexia (EUR)                                      1,635,720               25,232
Fortis (EUR)                                       650,215               15,322
UCB (EUR)                                          135,450                5,156
Total Belgium (Cost $21,871)                                             45,710


BRAZIL  0.9%

Common Stocks  0.1%
Pao de Acucar ADR (USD)                            488,900                7,421
                                                                          7,421

Preferred Stocks  0.8%
Petroleo Brasileiro (Petrobras)                  2,497,331               47,969
                                                                         47,969
Total Brazil (Cost $65,440)                                              55,390


CANADA  0.9%

Common Stocks  0.9%
Alcan Aluminum                                     296,350                9,095
Celestica (USD)*ss.                              1,081,594               37,120
Royal Bank of Canadass.                            342,840               10,112
Total Canada (Cost $45,518)                                              56,327


DENMARK  0.2%

Common Stocks  0.2%
TDC A/S                                            427,795               14,674
Total Denmark (Cost $15,278)                                             14,674


FINLAND  1.7%

Common Stocks  1.7%
Nokia (EUR)                                      5,322,433      $       111,208
Sonera (EUR)                                        54,100                  308
Total Finland (Cost $24,827)                                            111,516


FRANCE  13.9%

Common Stocks  13.9%
Altran Technologies (EUR)ss.                       114,380                5,247
Aventis (EUR)                                    1,375,194              101,118
Aventis (DAX Exchange) (EUR)                       223,030               16,209
AXA (EUR)                                        3,079,176               67,300
BNP Paribas (EUR)                                1,108,132               92,096
Cap Gemini (EUR)ss.                                179,410               10,086
Compagnie de Saint-Gobain (EUR)                    231,269               32,138
Groupe Danone (EUR)                                153,470               17,738
Hermes (EUR)ss.                                    142,430               18,089
L'Oreal (EUR)                                       77,121                5,320
Lafarge (EUR)                                       66,722                5,923
LVMH (EUR)ss.                                      163,877                5,774
Orange (EUR) *ss.                                1,705,340               13,805
Sanofi-Synthelabo (EUR)                          1,439,617               94,849
Schneider Electric (EUR)                           793,601               31,750
Societe Generale (EUR)                             330,438               16,510
Societe Television Francaise 1 (EUR)             1,487,245               33,389
Sodexho Alliance (EUR)ss.                        1,275,699               60,011
STMicroelectronics (EUR)ss.                        922,050               26,041
TotalFinaElf (EUR)                               1,197,608              168,041
Vivendi Universal (EUR)                          1,337,982               62,459
Total France (Cost $666,062)                                            883,893


GERMANY  3.5%

Common Stocks  3.5%
Allianz (EUR)                                      342,587               80,671
Bayer (EUR)                                        338,332               10,042
Bayerische Hypo-und Vereinsbank (EUR)              222,759                6,866
Deutsche Bank (EUR)                                482,316               26,806
Deutsche Telekom (EUR)                             268,372      $         4,150
E.On (EUR)                                         445,197               23,185
Gehe (EUR)ss.                                      585,072               21,892
Rhoen-Klinikum (EUR)                               198,784                9,744
SAP (EUR)                                          277,450               28,699
Siemens (EUR)ss.                                   187,605                9,083
Total Germany (Cost $204,283)                                           221,138


GREECE  0.4%

Common Stocks  0.4%
Hellenic Telecommunications Organization (EUR)   1,566,000               25,354
Total Greece (Cost $21,802)                                              25,354


HONG KONG  1.7%

Common Stocks  1.7%
Cheung Kongss.                                   4,420,000               37,400
China Unicom*ss.                                 6,042,000                5,655
Henderson Land Development                       4,685,000               15,046
Hutchison Whampoa                                4,404,500               35,575
Li & Fung                                        5,376,000                5,135
Pacific Century CyberWorks *ss.                 29,205,000                7,769
Sun Hung Kai Properties                            851,000                5,237
Total Hong Kong (Cost $106,926)                                         111,817


INDIA  0.7%

Common Stocks  0.7%
Hindustan Lever                                  5,963,822               26,607
ICICI                                            5,796,122                6,344
ICICI ADR (USD)ss.                                 905,077                6,299
Reliance Industries                              1,355,459                7,259
Total India (Cost $62,141)                                               46,509


IRELAND  0.1%

Common Stocks  0.1%
SmartForce ADR (USD) *ss.                          573,541                9,438
Total Ireland (Cost $12,750)                                              9,438


ITALY  5.7%

Common Stocks  5.7%
Alleanza Assicurazioni (EUR)ss.                  3,627,380      $        37,357
Assicurazioni Generali (EUR)ss.                    743,700               20,369
Bipop-Carire (EUR)ss.                            3,042,670                5,200
ENI (EUR)                                        5,445,938               68,185
Intesa BCI (EUR)ss.                             27,461,137               64,220
Mediaset (EUR)ss.                                  775,019                5,054
Mediolanum (EUR)ss.                              1,791,325               13,872
Olivetti (EUR)ss.                                4,717,688                5,521
San Paolo IMI (EUR)ss.                             426,664                4,478
Telecom Italia (EUR)ss.                            794,000                3,842
Telecom Italia (EUR)ss.                          4,590,223               38,273
Telecom Italia Mobile (EUR)ss.                   8,563,872               46,602
UniCredito Italiano (EUR)ss.                    13,232,976               48,800
Total Italy (Cost $359,349)                                             361,773


JAPAN  13.2%

Common Stocks  13.2%
Aiful                                               72,050                5,644
Canon                                            2,707,000               78,640
Fanuc                                              426,300               17,742
Fuji Television Networkss.                           3,825               16,668
Fujisawa Pharmaceutical                          1,389,000               33,324
Fujitsu                                          1,143,000                8,451
Hitachi                                            737,000                5,022
Ito-Yokadoss.                                      355,000               15,643
Kao                                                667,000               15,784
Kokuyo                                             945,000                8,174
Kyocera                                            315,400               21,439
Maruiss.                                         2,061,000               27,868
Matsushita Communication Industrial                364,800               10,240
Matsushita Electric Industrial                   3,457,000               40,905
Mitsui Fudosan                                   2,871,000               29,121
Mizuho                                              12,885               38,904
Murata Manufacturing                               526,100               32,971
NECss.                                           2,301,000               20,842
Nippon Telegraph & Telephone                         5,265      $        21,654
Nomura Securities                                3,967,000               52,119
NTT DoCoMo                                           6,249               84,649
Sankyo                                             962,000               18,683
Seven-Eleven Japan                                 700,000               30,446
Shin-Etsu Chemical                                 650,000               21,376
Shiseidoss.                                      1,266,000               12,511
Sony                                             1,430,720               54,056
Sumitomo                                         3,032,000               17,715
Sumitomo Mitsui Bank                             4,620,000               28,539
TDK                                                151,900                6,743
Toshiba                                          5,167,000               19,100
UFJ *ss.                                             2,582               11,504
Yamanouchi Pharmaceutical                        1,205,000               35,694
Total Japan (Cost $1,091,198)                                           842,171


LUXEMBOURG  0.1%

Common Stocks  0.1%
Societe Europeenne des Satellites (EUR)             54,900                5,975
Total Luxembourg (Cost $8,817)                                            5,975


MEXICO  0.8%

Common Stocks  0.8%

Femsa UBD Units
  (Represents 1 Series B
  and 4 Series D shares)                         7,368,360               23,009
Grupo Iusacell, Rights, (USD) *                    246,446                   64
Grupo Iusacell ADR (USD) *                         809,000                2,111
Grupo Televisa GDR (USD) *                         571,211               17,393
Telefonos de Mexico
  (Telmex) (Class L) ADR (USD)ss.                  196,791                6,703
Total Mexico (Cost $59,399)                                              49,280


NETHERLANDS  7.4%

Common Stocks  7.4%
Akzo Nobel (EUR)                                    93,698                3,839
ASM Lithography (EUR) *ss.                       2,135,740               30,736
Elsevier (EUR)                                   1,765,850               20,505
Equant (EUR) *                                     165,911                1,724
Fortis (EUR)                                     1,792,034      $        42,391
ING Groep (EUR)                                  4,793,740              119,435
Koninklijke Ahold (EUR)                            470,600               13,232
KPN (EUR) *ss.                                     242,864                  939
Philips Electronics (EUR)                        3,562,894               80,885
Royal Dutch Petroleum (EUR)                      1,027,822               52,233
VNU (EUR)ss.                                     2,819,540               82,167
Wolters Kluwer (EUR)                             1,281,854               26,887
Total Netherlands (Cost $464,655)                                       474,973


NORWAY  0.4%

Common Stocks  0.4%
Orkla                                            1,309,994               21,785
Statoil ASA *                                      794,770                5,492
Total Norway (Cost $16,288)                                              27,277


PORTUGAL  0.5%

Common Stocks  0.5%

Jeronimo Martins (EUR) *                           787,016                5,266
Portugal Telecom (EUR) *                         3,182,970               25,194
Telecel (EUR)                                      210,500                1,477
Total Portugal (Cost $31,014)                                            31,937


SINGAPORE  1.0%

Common Stocks  1.0%
Flextronics (USD) *                                717,006               14,265
Singapore Press                                    677,000                5,867
United Overseas Bank                             7,322,592               40,970
Total Singapore (Cost $77,542)                                           61,102


SOUTH KOREA  1.2%

Common Stocks  1.2%
Korea Telecom ADR (USD)ss.                         761,397               15,868
Pohang Iron & Steel ADR (USD)                      552,725                9,479
Samsung Electronics                                268,217               36,046
South Korea Telecom                                 71,700               13,635
Total South Korea (Cost $71,302)                                         75,028


SPAIN  2.7%

Common Stocks  2.7%
Banco Bilbao Vizcaya Argentaria (EUR)            3,923,447      $        43,865
Banco Santander Central Hispano (EUR)ss.         4,906,499               37,733
Endesa (EUR)ss.                                  1,624,059               24,833
Repsol (EUR)                                       909,273               13,167
Telefonica (EUR) *                               2,946,191               35,350
Telefonica ADR (USD)                               431,945               15,321
Total Spain (Cost $148,530)                                             170,269


SWEDEN  3.2%

Common Stocks  3.2%
Electrolux (Class B)                             1,207,475               14,489
Hennes & Mauritz (Class B)                       1,827,780               31,957
LM Ericsson (Class B)                            7,672,910               33,232
Nordea                                           6,723,497               29,688
Sandvikss.                                         418,510                8,828
Securitas (Class B)ss.                           5,170,936               86,046
Total Sweden (Cost $230,970)                                            204,240


SWITZERLAND  5.0%

Common Stocks  5.0%

Adecco                                           1,591,337               70,356
Credit Suisse *                                    397,740               14,520
Nestle                                             613,260              127,130
Roche                                              465,400               32,231
UBS *                                            1,553,790               72,164
Total Switzerland (Cost $208,665)                                       316,401


TAIWAN  0.5%

Common Stocks  0.5%
Taiwan Semiconductor Manufacturing              18,837,176               33,306
Total Taiwan (Cost $42,530)                                              33,306


UNITED KINGDOM  26.5%

Common Stocks  26.5%
Abbey National                                     822,876      $        12,229
AstraZeneca                                      1,847,434               83,224
Autonomy *                                         144,500                  617
Barclays                                           228,600                6,874
BG                                               1,385,897                5,240
BP                                               6,818,000               54,970
Brambles Industries *ss.                         3,127,010               15,683
Cable & Wireless                                 3,592,205               16,229
Cadbury Schweppes                                5,226,792               32,498
Celltech *                                       1,673,941               21,813
Centrica                                         2,938,768                9,350
Compass                                         14,752,280              107,475
David S. Smith                                   1,692,560                3,504
Diageo                                           5,325,417               53,109
Dimension Data *                                   999,000                1,088
Electrocomponents                                3,759,260               25,012
Friends Provident *                              1,956,340                5,201
GKN                                                388,000                1,498
GlaxoSmithKline                                 11,191,275              300,765
Granada                                         14,233,240               26,931
Hays                                             3,992,451                9,555
Hilton                                           2,191,470                5,635
HSBC (HKD)ss.                                    1,710,800               18,534
J. Sainsbury                                     3,856,580               21,065
Kingfisher                                       4,059,302               18,870
Latticess.                                       3,835,897                8,623
Reed                                            16,854,613              137,849
Rio Tinto                                        3,784,310               61,352
Royal Bank of Scotland                           6,079,422              145,280
Shell Transport & Trading                       17,315,521              129,545
Standard Chartered                               1,934,500               19,306
Tesco                                           10,220,652               36,005
Tomkins                                          9,870,024               24,052
Unilever                                         4,963,487               36,016
United Business Media                            1,139,709                7,252
Vodafone *                                      59,631,796      $       137,737
Woolworths                                       4,465,233                2,335
WPP                                              9,821,131               88,813
Total United Kingdom (Cost $1,706,915)                                1,691,134


SHORT-TERM INVESTMENTS  0.6%

Money Market Fund  0.6%

T. Rowe Price Reserve
Investment Fund, 3.07% #                        41,422,450               41,422

Total Short-Term
Investments (Cost $41,422)                                               41,422



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
94.4% of Net Assets
(Cost $5,868,784)                                               $     6,023,325

Futures Contracts
In thousands

                      Contract        Unrealized
                      Expiration      Value             Gain (Loss)
--------------------------------------------------------------------------------

Long, 489 FTSE
100 Index
contracts,
$2,489,034 of
cash pledged
as initial
margin                     12/01      $     35,767     $     3,165

Long, 482 Nikkei
225 Contracts,
$1,968,874 of
cash pledged as
initial margin             12/01            20,394           1,705

Long, 1,293 DJ Euro
Stoxx 50 Index
Contracts $3,377,355
cash pledged as
initial margin             12/01            40,484           5,198

Long, 262 CAC
40 10 Euro
Index Contracts
$825,942 cash
pledged as
initial margin             12/01            10,283           1,288

Net payments
(receipts) of
variation
margin to date                                             (10,659)

Variation margin
receivable (payable)
on open futures                                                             697

Other Assets Less Liabilities                                           353,415

NET ASSETS                                                      $     6,377,437

     *    Non-income producing
     #    Seven-day yield
     ss.  All or portion of this security is on loan at October 31, 2001. See
          Note 2.
     ADR  American Depository Receipts
     GDR  Global Depository Receipts
     EUR  Euro
     HKD  Hong Kong dollar
     USD  U.S. dollar


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2001

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets

Investments in
securities, at
value (cost $5,868,784)                                    $6,023,325

Securities lending
collateral                                                    463,773

Other assets                                                  416,787

Total assets                                                6,903,885


Liabilities

Obligation to return
securities lending collateral                                 463,773

Other liabilities                                              62,675

Total liabilities                                             526,448


NET ASSETS                                                 $6,377,437

Net Assets Consist of:

Undistributed net
investment income (loss)                                   $  177,111

Undistributed net
realized gain (loss)                                         (642,600)

Net unrealized
gain (loss)                                                   162,951

Paid-in-capital applicable to
598,933,545 shares of
$0.01 par value capital
stock outstanding;
2,000,000,000 shares of the
Corporation authorized                                      6,679,975

NET ASSETS                                                 $6,377,437

NET ASSET VALUE PER SHARE

International Stock Shares
($6,370,498,864/598,282,475 shares outstanding)            $    10.65

International Stock Advisor Class shares
($6,938,447/651,070 shares outstanding)                    $    10.66


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             10/31/01

Investment Income (Loss)

Income
  Dividend (net of foreign
  taxes of $16,039)                                        $  230,976

  Interest (net of foreign taxes of $213)                      14,308
  Securities lending                                            7,851
  Total income                                                253,135

Expenses
  Investment management                                        55,864
  Shareholder servicing
    International Stock shares                                 15,092
    International Stock Advisor Class shares                        3
  Custody and accounting                                        2,657
  Prospectus and shareholder reports
    International Stock shares                                    850
    International Stock Advisor Class shares                        2
  Proxy and annual meeting                                         83
  Registration                                                     50
  Legal and audit                                                  47
  Directors                                                        20
  Distribution-International Stock Advisor Class shares            17
  Miscellaneous                                                    60
  Total expenses                                               74,745
  Expenses paid indirectly                                         (3)
  Net expenses                                                 74,742
Net investment income (loss)                                  178,393

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                 (577,627)
  Futures                                                     (64,623)
  Foreign currency transactions                                 9,560
  Net realized gain (loss)                                   (632,690)

Change in net unrealized gain (loss)
  Securities                                               (2,259,243)
  Futures                                                      11,356
  Other assets and liabilities
  denominated in foreign currencies                             2,445
  Change in net unrealized gain (loss)                     (2,245,442)
Net realized and unrealized gain (loss)                    (2,878,132)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $(2,699,739)
                                                           -----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  10/31/01             10/31/00

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $       178,393      $        65,892
  Net realized gain (loss)                        (632,690)             968,722
  Change in net unrealized gain (loss)          (2,245,442)            (747,516)
  Increase (decrease) in net assets
  from operations                               (2,699,739)             287,098

Distributions to shareholders
  Net investment income
    International Stock shares                     (57,780)             (82,371)
    International Stock Advisor Class shares           (20)                   -
  Net realized gain
    International Stock shares                    (757,242)            (576,571)
    International Stock Advisor Class shares          (218)                   -

  Decrease in net assets from distributions       (815,260)            (658,942)

Capital share transactions *
  Shares sold
    International Stock shares                   3,082,779            4,436,179
    International Stock Advisor Class shares        17,549                2,672

Distributions reinvested
    International Stock shares                     777,395              591,749
    International Stock Advisor Class shares             -                    -

Shares redeemed
    International Stock shares                  (4,435,161)          (4,813,545)
    International Stock Advisor Class shares        (9,589)              (1,086)

Increase (decrease) in net assets from
capital share transactions                        (567,027)             215,969

Net Assets
Increase (decrease) during period               (4,082,026)            (155,875)
Beginning of period                             10,459,463           10,615,338

End of period                              $     6,377,437      $    10,459,463
                                           ---------------      ---------------

*Share information
  Shares sold
    International Stock shares                    235,789               246,549
    International Stock Advisor Class shares        1,336                   152

Distributions reinvested
    International Stock shares                     52,992                34,284
    International Stock Advisor Class shares            -                     -

Shares redeemed
    International Stock shares                   (339,752)             (267,043)
    International Stock Advisor Class shares         (778)                  (59)
Increase (decrease) in shares outstanding         (50,413)               13,883


The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has two classes of shares - International Stock, offered since May 9, 1980, and International Stock Advisor Class, first offered on March 31, 2000. International Stock Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Class Accounting The International Stock Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended October 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $456,544,000; aggregate collateral consisted of $463,773,000 in the securities lending collateral pool, and U.S. Government securities valued at $16,511,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,387,495,000 and $2,581,423,000, respectively, for the year ended October 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2001, the fund has $651,286,000 of capital loss carryforwards, all of which expires in 2009.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                                $     (2,000)
Undistributed net realized gain                                          59,000
Paid-in-capital                                                         (57,000)


     At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,868,784,000. Net unrealized gain aggregated $154,541,000 at period end, of which $1,298,130,000 related to appreciated investments and $1,143,589,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $3,695,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause International Stock Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, International Stock Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $10,572,000 for the year ended October 31, 2001, of which $993,000 was payable at period end.

     The fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to various state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the fund's Board of Directors, the fund bears the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2001, the fund was charged $22,000 for shareholder servicing costs related to the college savings plans. At October 31, 2001, 0.03% of the outstanding shares of the fund were held by college savings plans.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $1,724,000 of Spectrum expenses, $121,000 of which was payable at period-end. At October 31, 2001, approximately 8.42% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $3,533,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of International Stock Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.



     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 19, 2001



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/01
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o $38,515,000 from short-term capital gains,

     o $718,945,000 from long-term capital gains, subject to the 20% rate gains category.

     The fund will pass through foreign source income of $201,938,000 and foreign taxes paid of $13,274,000



T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

     The T. Rowe Price International Stock Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

     The results of voting were as follows (by number of shares):

     M. David Testa
     Affirmative:         581,220,102.290
     Withhold:             11,328,972.642

     Total:               592,549,074.932


     Martin G. Wade
     Affirmative:         581,186,287.707
     Withhold:             11,362,787.225

     Total:               592,549,074.932


     Calvin W. Burnett
     Affirmative:         579,988,748.447
     Withhold:             12,560,326.485

     Total:               592,549,074.932


     Anthony W. Deering
     Affirmative:         580,812,278.605
     Withhold:             11,736,796.327

     Total:               592,549,074.932

     Donald W. Dick, Jr.
     Affirmative:         581,515,923.630
     Withhold:             11,033,151.302

     Total:               592,549,074.932


     David K. Fagin
     Affirmative:         581,364,436.901
     Withhold:             11,184,638.031
     Total:               592,549,074.932


     F. Pierce Linaweaver
     Affirmative:         580,579,834.781
     Withhold:             11,969,240.151
     Total:               592,549,074.932


     Hanne M. Merriman
     Affirmative:         580,790,218.108
     Withhold:             11,758,856.824
     Total:               592,549,074.932


     John G. Schreiber
     Affirmative:         580,818,909.284
     Withhold:             11,730,165.648
     Total:               592,549,074.932


     Hubert D. Vos
     Affirmative:         580,468,483.076
     Withhold:             12,080,591.856
     Total:               592,549,074.932


     Paul M. Wythes
     Affirmative:         580,672,445.843
     Withhold:             11,876,629.089
     Total:               592,549,074.932


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services and Information

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results. T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.


          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond


T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


Money Funds (cont.)
Summit Municipal
Money Market
Tax-Exempt Money


*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

     The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.



T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

     Advisory Services, Retirement Resources

          T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.


          ADVISORY SERVICES*

          T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


          RETIREMENT INFORMATION
          Planning and Informational Guides
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirement Readiness Guide
          Tax Considerations for Investors


          Insights Reports
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review


          *These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.



T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

     The Fundamentals of Investing

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.


          INSIGHTS REPORTS

          General Information
          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors


          Investment Strategies

          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing


          Types of Securities

          The Basics of International Stock Investing
          The Basics of Tax-Free Investing
          The Fundamentals of Fixed-Income Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal Bonds
          Investing in Industry-Focused Stock Funds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds


          Brokerage Insights
          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks



For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.   F37-050  10/31/01  M